SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             November 5, 1999
                              Date of Report
                     (Date of Earliest Event Reported)

                            SALESREPCENTRAL.COM
          (Exact Name of Registrant as Specified in its Charter)

                             27201 Tourney Rd.
                                 Suite 125
                            Valencia, CA  91355
                 (Address of principal executive offices)

                              (661) 286-1333
                           (661) 286-1336 (fax)
                       Registrant's telephone number

                         VAN AMERICAN CAPITAL, LTD
                       2635 Camino Del Rio So., #211
                           San Diego, CA  92109
                     (Former name and former address)

     Nevada                        0-25275             91-1918742
     (State or other               (Commission         (I.R.S. Employer
     jurisdiction of               File Number)        Identification No.)
     incorporation)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

The Company has amended its Articles of Incorporation and changed its name to Salesrepcentral.com in addition to changing its stock symbol to SREP.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

Not applicable.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.


EXHIBITS

1.1* Articles of Incorporation- Name Change
______
* To be filed by amendment



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SALESREPCENTRAL.COM, INC.

                                       By: /s/ Ralph Massetti
                                           President, Chief Executive Officer


Date: November 12, 1999